Supplement dated September 28, 2015
to the Statement of Additional Information (the "SAI"), as supplemented, dated May 1, 2015, for the following fund:
Fund
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Diversified Absolute Return Fund
Effective October 1, 2015, the information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Diversified Absolute Return Fund	Jeffrey Knight	22 RICs 1 PIV 3 other accounts	$66.74 billion $10.37 million $1.74 million	None	(2)	(5)
	William Landes(a)	3 RICs 2 other accounts	$371.58 million $107,349.38	None
	Kent Peterson	6 RICs 4 PIVs 7 other accounts	$16.58 billion $10.30 million $539,236.66	None
	Brian Virginia(a)	5 RICs 8 other accounts	$17.89 billion $2.88 million	None
	Joshua Kutin(b)	7 other accounts	$519,192.13	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of February 28, 2015.
(b)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of July 31, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-15 A (10/15)

Supplement dated September 28, 2015
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Diversified Absolute Return Fund	5/1/2015
Effective October 1, 2015, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeffrey Knight, CFA	Senior Portfolio Manager, Managing Director, Global Head of Investment Solutions and Co-Head of Global Asset Allocation	Lead manager	2013
Joshua Kutin, CFA	Senior Portfolio Manager	Co-manager	October 2015
William Landes, Ph.D.	Senior Vice President and Deputy Head of Global Investment Solutions and Head of Alternatives	Co-manager	May 2015
Kent Peterson, Ph.D.	Senior Portfolio Manager	Co-manager	2013
Brian Virginia	Senior Portfolio Manager and Vice President, Alternative and Absolute Return Investments	Co-manager	May 2015
The rest of the section remains the same.
Effective October 1, 2015, the list of portfolio managers under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeffrey Knight, CFA	Senior Portfolio Manager, Managing Director, Global Head of Investment Solutions and Co-Head of Global Asset Allocation	Lead manager	2013
Joshua Kutin, CFA	Senior Portfolio Manager	Co-manager	October 2015
William Landes, Ph.D.	Senior Vice President and Deputy Head of Global Investment Solutions and Head of Alternatives	Co-manager	May 2015
Kent Peterson, Ph.D.	Senior Portfolio Manager	Co-manager	2013
Brian Virginia	Senior Portfolio Manager and Vice President, Alternative and Absolute Return Investments	Co-manager	May 2015
Mr. Knight joined the Investment Manager in February 2013 as Head of Global Asset Allocation. Prior to joining the Investment Manager, Mr. Knight was at Putnam Investments from 1993 to 2013, most recently as head of global asset allocation. Mr. Knight began his investment career in 1987 and earned a B.A. from Colgate University and an M.B.A. from Tuck School of Business.
Mr. Kutin joined the Investment Manager in 2015 as a senior portfolio manager for the Global Investment Solutions Group. Prior to joining the Investment Manager, Mr. Kutin was a portfolio manager on the global asset allocation team at Putnam Investments. Mr. Kutin began his investment career in 1998 and earned a B.S. from Massachusetts Institute of Technology and a M.S. in finance from Princeton University.
Dr. Landes joined the Investment Manager in June 2014 as Deputy Head of Global Investment Solutions. Prior to joining the Investment Manager, Dr. Landes was chief investment officer of the multi-asset business for Gottex Fund Management from 2008 to 2014. Dr. Landes began his investment career in 1985 and earned a B.S. from the University of Findlay and a Ph.D. from the University of Cincinnati.
Mr. Peterson joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2006. Mr. Peterson began his investment career in 1999 and earned a B.A. from Cornell University and a Ph.D. from Princeton University.
Mr. Virginia joined the Investment Manager in 2010. Prior to joining the Investment Manager, Mr. Virginia was Vice President of Investor Services and Accounting at Citadel’s Omnium Administration. Mr. Virginia began his investment career in 1996 and earned a B.S. from Kansas State University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-1473-6 A (10/15)